MONOGENESIS CORPORATION

	Business Works Complex
	Route 47
	Walker, West Virginia 26180
	(304)485-5000


	NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
	TO BE HELD SEPTEMBER 12, 1997


	The Annual Meeting of Shareholders of Monogenesis Corporation ("Monogenesis")
 will be held at the offices of Monogenesis, at the Business Works Complex, on Route 47, in Walker, West Virginia, September 12, 1997 at 1:00 P.M.,
 E.D.T., to act on the following matters:

	1.	Election of Directors of Monogenesis to serve for a term of one year or until their successors are elected and qualified.

	2.	Ratification or rejection of George E. Clark, Certified Public Accountant, as the independent public accountant for Monogenesis for the fiscal year ending December 31, 1997.

	3.	Such other business as may properly come before the meeting.

	Shareholders of record as of the close of business, June 30, 1997 are entitled to notice of and to vote at the meeting.



		 	P. Bradley Walker, Secretary



August 28, 1997


	PLEASE COMPLETE AND RETURN THE ENCLOSED FORM OF PROXY PROMPTLY, WHETHER OR NOT
 YOU PLAN TO ATTEND THE MEETING.









	MONOGENESIS CORPORATION

	Business Works Complex
	Route 47
	88 Walker Creek Road
	Walker, West Virginia 26180-9948
	(304)485-5000



	PROXY STATEMENT



	Date of Mailing:  August 28, 1997
	For Meeting of Shareholders
	To Be Held
	September 12, 1997, 1:00 P.M., E.D.T.


	The enclosed Proxy is solicited on behalf of the Board of Directors of Monogenesis Corporation ("Monogenesis") and may be revoked at any time prior to its exercise. Revocation may be accomplished by a written notice to the proxy holders at Monogenesis' address listed above prior to the meeting, by a subsequent execution of another Proxy which is provided to the Secretary of Monogenesis or by attending the meeting in person and giving oral notice of revocation to the Chairman of the meeting.

	At the close of business on June 30, 1997 there were 2,050 outstanding shares of Monogenesis.  Shareholders of record on that date are entitled to one vote for each share held.

	Monogenesis' 1996 Annual Report to Shareholders containing financial and other information about Monogenesis was already furnished to the shareholders of
 Monogenesis on February 28, 1997.  Additional copies are available on request.

Item 1.		Election of Directors.

	Unless otherwise instructed, the persons named in the accompanying form of Proxy intend to vote all proxies for the election of Scot D. Walker and Brian Westfall to serve for a term of one year or until their successors are elected and qualified. If, however, any of the nominees should not be available for election, the persons named as proxies may vote for other persons in their discretion. The Board of Directors has no reason to believe that any of the nominees will be unavailable for election. If a director is reelected his term will expire in 1998.

	The current directors (who are also the nominees for directors) and officers of Monogenesis are as follows:



Name		Age	Offices Held

*Scot D. Walker	44	President and Director	, 1990 to Present
			Secretary, Treasurer - 1990 to 2/19/93

Brian P. Westfall	33	Director - 10/17/94 to Present (1)

*P. Bradley Walker	38	Secretary, Treasurer - 2/19/93 to Present



	*	Brad Walker is an "interested Person" of Monogenesis within 		the meaning
 of the Investment Company act of 1940, as amended, because he controls The
 Walker Group, Inc. which owns 20% of the issued and outstanding shares of stock of Monogenesis.  Scot Walker and Brad Walker are brothers. Due to the family relationship, Scot Walker is also an "interested person."

	(2)	Mr. Westfall was appointed a director of Monogenesis in 1994 to fill the vacancy then created by Dale Wilcox's resignation.

	Brief descriptions of the business experience of the directors and officers of
 Monogenesis follow:

	Scot D. Walker is a financist. In addition to his positions with Monogenesis,
 Mr. Walker was a partner in Joseph Walker & Sons Limited Partnership, a business consulting firm, until 1992 and had held such position since 1983.
 Mr. Walker is currently devoting most of his time to Monogenesis.

	Brian P. Westfall is a specialist in distributed computing.  He is Chairman of the Board of Westfall & Associates, Inc. and has held that position since the company's formation in 1995.  Prior to that, since 1991, Mr. Westfall was engaged in the same business as a sole proprietorship.

	P. Bradley Walker has been Chairman of the Board of The Walker Group, Inc., a family holding company, for the past twelve years. As Chairman, he managed the investments of The Walker Group, Inc. which primarily consist of the ownership of various financial service companies. Mr. Walker is also President of PBW, Inc. a registered investment advisor.  Mr. Walker has also been a consultant to Joseph Walker and Sons, Inc. since 1992.  In addition to these positions, he was elected a director of Software Technology, Inc. in March
 1996 and subsequently elected to serve as a director to its publicly held parent holding company, Exigent International, Inc.


	The following table sets forth the security ownership of management and all persons who are beneficial owners of 5% or more of the issued and outstanding stock of Monogenesis as of June 30, 1997:


                                                 #Shares    Percentage
                          Position     Title    Benefically    of
Name and Address            Held      of Class    Owned       Class

The Walker Group, Inc.	     -----	      Common	      410	    20.1
88 Walker Creek Road
Walker, WV 26180

Scot D. Walker            	President: 	 Common	      -0-	    -0-
Route 9, Box 197	           Director
Parkersburg, WV 26180

P. Bradley Walker         	Secretary:	  Common	     410(1)	    20.1
103 Linnwood Place	         Treasurer
North Hills, WV 26101

Brian P. Westfall         	Director    	Common	      -0-	      -0-
5327 Emerson Avenue
Davisville, WV 26101

Directors and Officers	     -----	      Common       410(1)	     20.1
As a Group (3 persons)



	(1)	The shares listed are the shares owned by The Walker Group, Inc. which is
		controlled by Brad Walker.

	The Walker Group, Inc., Scot D. Walker, P. Bradley Walker and Brian P. Westfall were subject to Section 16 of the Securities Exchange Act of 1934 during the fiscal year of Monogenesis which ended on December 31, 1996. The annual reports were filed as required under that section. No transactions occured during the year which triggered the reporting requirement.

	The Board of Directors of Monogenesis met or acted through unanimous consent resolutions 40 times during the fiscal year ended December 31, 1996.  All directors attended every meeting.  Monogenesis pays each director $500 for attendance at the annual directors' meeting.  No fees are expected to be paid for attendance at other regular or special meetings.  The Board does not have an audit, nominating or compensation committee.  The Board of Directors will consider nominees recommended by shareholders.  Written recommendations of nominees by shareholders may be submitted to the Board at any time.

Executive Compensation.

	Monogenesis did not pay any salaries or other compensation in 1996 or in the first quarter of 1997.


	Item 2.	Ratification of the Selection of George E. Clark,
		Certified Public Accountant, as Independent Public Account for	Monogenesis
 for the Fiscal Year Ending December 31, 1997.

	On April 5, 1996, the Directors, including a majority of the Directors who are not interested persons of Monogenesis, selected George E. Clark, Certified
 Public Accountant, to be the independent public accountant for Monogenesis for the fiscal year ending December 31, 1996, subject to ratification at this
 Annual Meeting of Shareholders.  George E. Clark has served as independent public accountants for Monogenesis since its inception.  The employment of the accountants is conditioned upon Monogenesis' right by vote of a majority of the outstanding voting securities at any meeting called for the purpose, to terminate such employment without any penalty.

	It is not expected that George E. Clark or any representative of his firm will be present at the shareholders' meeting.

	THE BOARD OF DIRECTORS RECOMMENDS THE RATIFICATION BY THE SHAREHOLDERS OF GEORGE E. CLARK AS THE INDEPENDENT PUBLIC ACCOUNTANT OF MONOGENESIS.

SOLICITATION OF PROXIES

	Proxies will be solicited by mail and may be solicited in person or by telephone or telegraph by officers and employees of Monogenesis. The cost of the solicitation will be borne by Monogenesis.

	Persons holding stock as nominees will, upon request, be supplied with proxy materials and will be reimbursed for their reasonable expenses in sending soliciting material for their principals.

SHAREHOLDER'S PROPOSALS

	Monogenesis has not received any shareholder proposals to be considered for presentation at this Annual Shareholders Meeting.  Any shareholder who wishes a proposal to be considered for presentation at the next Annual Shareholders
 Meeting must submit the proposal in writing to Monogenesis Corporation, 88
 Walker Creek Road, Walker, West Virginia 26180-9948, on or before January 31,
 1998.

MISCELLANEOUS

	Monogenesis has not entered into any contracts with an investment advisor nor does it expect to enter into any such contracts in the near future.

	The Board of Directors knows of no business to be brought before the meeting, except as mentioned above.  However, if any other matter should properly come before the meeting, the persons named in the enclosed form of Proxy intend to vote on such matters in accordance with their best judgment.

	The vote required for election of directors or the approval of any matter brought before the meeting is a majority of the votes present at the meeting, in person or by proxy, provided that a quorum is present. A quorum is one-third of the outstanding shares of Monogenesis. Each share represented at the meeting will be entitled to one vote.

	If any shareholder desires additional information about matters proposed for action, management will be glad to hear from them and to provide further information.  Shareholders are urged to return their Proxies promptly in order, among other things, to insure action by a quorum and to avoid the expense and burden of additional solicitations.

				P. Bradley Walker, Secretary

































































	MONOGENESIS CORPORATION


	PROXY


	Annual Meeting
	of Shareholders
	September 12, 1997


	The undersigned shareholder of Monogenesis Corporation ("Monogenesis") hereby revokes any proxies previously given and appoints Scot D. Walker and Brian
 Westfall, or any one of them, the undersigned's proxies with full power of substitution to represent and to vote all shares of stock of Monogenesis which the undersigned is entitled to vote at the Annual Meeting of the shareholders of Monogenesis to be held on September 12, 1997 at 1:00 P.M., E.D.T., and at any adjournment of the meeting.  Scot D. Walker and Brian Westfall are instructed to vote as indicated on the matters referred to in the Proxy
 Statement for the meeting, and are authorized to vote and act in their or his discretion on any other matter which may properly come before the meeting or any adjournment thereof.  The proxies named herein shall represent the undersigned at the foregoing meeting of shareholders for the purposes of determining a quorum.



Item 1. ELECTION OF DIRECTORS
	FOR all nominees listed below-	WITHHOLD AUTHORITY to vote
		(except as marked to the contrary below)		for all nominees listed below
		Scot D. Walker and Brian Westfall		Scot D. Walker and Brian Westfall

	INSTRUCTION: To withhold authority for any individual nominee, write that nominee's name on the space provided here:



Item 2. RATIFICATION OF GEORGE E. CLARK, CERTIFIED		FOR
  PUBLIC ACCOUNTANT, AS INDEPENDENT PUBLIC ACCOUNTANT 		AGAINST
  FOR MONOGENESIS FOR THE FISCAL YEAR ENDING 		ABSTAIN
  DECEMBER 31, 1997.



	THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND WILL BE VOTED
 FOR PROPOSALS ITEMS 1 AND 2 UNLESS OTHERWISE INDICATED.

		Please sign exactly as name appears on stock certificate. When signing as attorney, personal representative, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

	Dated: September        , 1997



	(Place Label Here)




			(Shareholder signature)

	By:

	Title:
				(if applicable)

	PLEASE MARK, SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.